UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (date of earliest event reported): September 3, 2025
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FIRST INTERSTATE BANCSYSTEM, INC.
(Exact name of registrant as specified in its charter)
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Delaware		001-34653	81-0331430
(State or other jurisdiction of incorporation or organization)		(Commission File No.)	(IRS Employer Identification No.)

401 North 31st Street
Billings,	MT		59101
(Address of principal executive offices)			(zip code)

(406)	255-5311
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, $0.00001 par value	FIBK	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On September 3, 2025, First Interstate BancSystem, Inc. (the “Company”) disclosed that, in connection with its internal realignment of senior management under the direction of the Company’s President and Chief Executive Officer, James A. Reuter, effective as of September 10, 2025, the Company’s Chief Banking Officer position would be separated and transitioned to a two person Co-Chief Banking Officer position, with Lorrie Asker, the Company’s former sole Chief Banking Officer and a named executive officer in the Company’s 2024 annual meeting proxy statement, being appointed to serve as one Co-Chief Banking Officer and, as described further below, Chris Shepler being appointed to serve as the other Co-Chief Banking Officer. Except for the change in title and responsibilities described herein, no other changes or amendments or modifications were made to Ms. Asker’s employment with the Company. The Company believes, like other financial institutions of a similar or larger size and geographical reach, that adding to its leadership in this position will improve its operations and benefit the organization and its stockholders.
Item 7.01 Regulation FD Disclosure.
On September 3, 2025, the Company appointed Mr. Shepler accepted the Company’s appointment as Co-Chief Banking Officer for the Company effective as of September 10, 2025. Mr. Shepler has more than 30 years of leadership experience in commercial, business, wealth, and consumer/small business banking, and he most recently served as Managing Director and National Commercial Banking Region Coverage Executive at Wells Fargo. In his role as Co-Chief Banking Officer, Mr. Shepler will cover branches in Colorado, Iowa, Kansas, Minnesota, Missouri, Nebraska, North Dakota, and South Dakota, and in her new role as Co-Chief Banking Officer, Ms. Asker will cover branches in Arizona, Idaho, Montana, Oregon, Washington, and Wyoming. There was no arrangement or understanding with any other person pursuant to which Mr. Shepler was appointed to this position, and since the beginning of the Company’s last fiscal year, Mr. Shepler has not engaged in any transaction with the Company that would be reportable as a related person transaction under applicable rules of the Securities and Exchange Commission.
Cautionary Note Regarding Forward-Looking Statements
Statements contained in this report constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are predictive in nature and are identified by the use of the terms “expected,” “will,” “look forward to,” “aim,” and similar words or phrases indicating possible future expectations, events or actions. Such forward-looking statements are based on current expectations, assumptions and projections about our business and the Company, and are not guarantees of our future performance or outcomes. These statements are subject to a number of known and unknown risks, uncertainties, and other factors, many of which are beyond our ability to control or predict, which may cause actual events to be materially different from those expressed or implied herein. The Company has provided additional information about the risks facing its business in its most recent annual report on Form 10-K, and any subsequent periodic and current reports on Forms 10-Q and 8-K, filed by it with the Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made and are expressly qualified in their entirety by the cautionary statements set forth herein and in the filings with the Securities and Exchange Commission identified above, which you should read in their entirety before making any investment or other decision with respect to our securities. We undertake no obligation to update or revise any forward-looking statements contained in this report, whether as a result of new information, future events or otherwise, except as otherwise required by applicable law.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Exhibit Description

104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: September 9, 2025

FIRST INTERSTATE BANCSYSTEM, INC.

By:	/s/ JAMES A. REUTER
James A. Reuter
President and Chief Executive Officer